UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 25, 2007
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)
7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)
(336) 294-4410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 7.01. REGULATION FD DISCLOSURE.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
     On January 25, 2007, Unifi, Inc. (the “Registrant”) issued a press release announcing its operating results for its second fiscal quarter ended December 24, 2006, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On January 25, 2007, the Registrant will host a conference call to discuss financial results for its second fiscal quarter. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2. All of the information in the presentation is presented as of January 25, 2007, and Unifi does not assume any obligation to update such information in the future.
     The information included herein, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release, dated January 25, 2007 with respect to the Registrant’s financial results for its second fiscal quarter ended December 24, 2006

99.2	Slide Package prepared for use on January 25, 2007 in connection with the Registrant’s second fiscal quarter earnings conference call to be held on January 25, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                   UNIFI, INC.

By:	/s/ CHARLES F. MCCOY
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: January 25, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release, dated January 25, 2007 with respect to the Registrant’s financial results for its second fiscal quarter ended December 24, 2006

99.2	Slide Package prepared for use on January 25, 2007 in connection with the Registrant’s second fiscal quarter earnings conference call to be held on January 25, 2007